UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: September 3, 2008

                         AMR CORPORATION                   _
(Exact name of registrant as specified in its charter)

          Delaware                                     1-8400                                      75-1825172           _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
                                                                                      (Registrant's telephone number)

                                                           (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

AMR Corporation is filing herewith a press release issued on September 3, 2008 by American Airlines, Inc. as Exhibit 99.1, which is included herein.  This press release was issued to report August traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMR CORPORATION

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  September 3, 2008

EXHIBIT INDEX

Exhibit    Description

99.1                    Press Release

CONTACT:         Tim Wagner
Corporate Communications
Fort Worth, Texas
817-967-1577
corp.comm@aa.com

FOR RELEASE:  Wednesday, Sept. 3, 2008

AMERICAN AIRLINES REPORTS AUGUST TRAFFIC

FORT WORTH, Texas – American Airlines, the world’s largest airline, reported a August load factor of 83.5 percent, a decline of 1.5 points versus the same period last year.  Traffic decreased 2.9 percent and capacity decreased 1.1 percent year over year.
            Domestic traffic decreased 5.6 percent year over year on 2.9 percent less capacity.  International traffic increased by 2.1 percent relative to last year on a capacity increase of 2.0 percent.
            American boarded 8.4 million passengers in August.

Detailed traffic and capacity data are on the following page.

About American Airlines

American Airlines is the world's largest airline.  American, American Eagle and the AmericanConnection® airlines serve 250 cities in over 40 countries with more than 4,000 daily flights.  The combined network fleet numbers more than 1,000 aircraft.  American's award-winning Web site, AA.com, provides users with easy access to check and book fares, plus personalized news, information and travel offers.  American Airlines is a founding member of the oneworld® Alliance, which brings together some of the best and biggest names in the airline business, enabling them to offer their customers more services and benefits than any airline can provide on its own.  Together, its members serve nearly 700 destinations in over 140 countries and territories.  American Airlines, Inc. and American Eagle Airlines, Inc. are subsidiaries of AMR Corporation.  AmericanAirlines, American Eagle, the AmericanConnection® airlines, AA.com, We know why you fly and AAdvantage are registered trademarks of American Airlines, Inc. (NYSE: AMR)

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
August
		2008	2007	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM		12,164,519	12,522,034	-2.9%
	D.O.T. DOMESTIC	7,629,130	8,080,597	-5.6
	INTERNATIONAL	4,535,389	4,441,437	2.1
	ATLANTIC	1,891,107	1,921,167	-1.6
	LATIN AMERICA	2,159,111	2,032,870	6.2
	PACIFIC	485,171	487,399	-0.5
AVAILABLE SEAT MILES (000)
SYSTEM		14,565,349	14,731,849	-1.1%
	D.O.T. DOMESTIC	9,047,969	9,320,971	-2.9
	INTERNATIONAL	5,517,380	5,410,878	2.0
	ATLANTIC	2,281,680	2,314,917	-1.4
	LATIN AMERICA	2,653,036	2,516,276	5.4
	PACIFIC	582,664	579,685	0.5
LOAD FACTOR
SYSTEM		83.5%	85.0%	-1.5	Pts
	D.O.T. DOMESTIC	84.3	86.7	-2.4
	INTERNATIONAL	82.2	82.1	0.1
	ATLANTIC	82.9	83.0	-0.1
	LATIN AMERICA	81.4	80.8	0.6
	PACIFIC	83.3	84.1	-0.8
PASSENGERS BOARDED		8,438,626	8,811,129	-4.2%
SYSTEM CARGO TON MILES (000)		170,481	169,527	0.6%

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY EXCLUDES CHARTER SERVICES
YTD August
		2008	2007	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM		91,507,905	93,664,822	-2.3%
	D.O.T. DOMESTIC	58,252,370	61,068,048	-4.6
	INTERNATIONAL	33,255,535	32,596,773	2.0
	ATLANTIC	13,083,821	13,277,315	-1.5
	LATIN AMERICA	16,462,001	15,569,013	5.7
	PACIFIC	3,709,712	3,750,446	-1.1
AVAILABLE SEAT MILES (000)
SYSTEM		111,847,004	113,747,756	-1.7%
	D.O.T. DOMESTIC	70,019,075	72,544,013	-3.5
	INTERNATIONAL	41,827,928	41,203,743	1.5
	ATLANTIC	16,522,389	16,647,323	-0.8
	LATIN AMERICA	20,845,003	20,064,986	3.9
	PACIFIC	4,460,536	4,491,434	-0.7
LOAD FACTOR
SYSTEM		81.8%	82.3%	-0.5	Pts
	D.O.T. DOMESTIC	83.2	84.2	-1.0
	INTERNATIONAL	79.5	79.1	0.4
	ATLANTIC	79.2	79.8	-0.6
	LATIN AMERICA	79.0	77.6	1.4
	PACIFIC	83.2	83.5	-0.3
PASSENGERS BOARDED		64,572,238	66,557,550	-3.0%
SYSTEM CARGO TON MILES (000)		1,388,164	1,401,630	-1.0%

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Current AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com